Exhibit 99.1

GulfMark Offshore Announces Public Filing of S-4 Registration Statement in

Connection with Proposed Merger with Tidewater

HOUSTON, August 30, 2018 – GulfMark Offshore, Inc. (NYSE: GLF) (“GulfMark”) today announced the public filing by Tidewater Inc. (“Tidewater”) of a joint proxy statement/registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) in connection with the definitive merger agreement unanimously approved by the boards of directors of both companies for GulfMark to combine with Tidewater in an all-stock transaction. While this registration statement has not yet become effective and the information contained therein is subject to change, it provides important information about the proposed merger.

As announced on July 16, 2018, the combined company will have the industry's largest fleet and the broadest global operating footprint in the OSV sector, with an unmatched ability to support customers across geo-markets and water depths. The financial strength and operating footprint of the combined company will also position it to sustain through-cycle market leadership.

GulfMark has selected, and Tidewater has accepted, the following three individuals to serve as directors on the combined company’s board: Louis Raspino, current Chairman of GulfMark; Robert Tamburrino, former operating partner with affiliates of Q Investments and current industry consultant; and Kenneth Traub, Managing Partner of Raging Capital Management and a current member of GulfMark’s Board of Directors.

The transaction is expected to close in the fourth quarter of 2018, subject to customary closing conditions.

Update on Harvey Gulf Proposal

As outlined in the Form S-4, GulfMark’s Board of Directors, with the assistance of outside legal counsel and financial advisors, has determined in compliance with the terms of the merger agreement with Tidewater that the non-binding, unsolicited proposal from HGIM Corp. (“Harvey Gulf”) received on August 1, 2018 (the “Harvey Gulf Proposal”), could reasonably be expected to result in a “Superior Offer” as defined in GulfMark’s merger agreement with Tidewater.

This determination by GulfMark’s Board allows GulfMark to engage in discussions with Harvey Gulf in accordance with the terms of the Tidewater merger agreement. There can be no assurance, however, that any discussions with Harvey Gulf will result in the Board’s determination that the Harvey Gulf Proposal constitutes a “Superior Offer” or the consummation of a transaction that is superior to the pending transaction with Tidewater or that the terms of any new transaction will be the same as those reflected in the Harvey Gulf Proposal.

The GulfMark Board continues to believe that the business combination with Tidewater is in the best interest of GulfMark stockholders and unanimously recommends that GulfMark stockholders adopt the Tidewater merger agreement at the special meeting of GulfMark stockholders to be scheduled for this fall.

Advisors

Gibson, Dunn & Crutcher LLP is serving as legal advisor to GulfMark and Evercore is serving as financial advisor.

About GulfMark

GulfMark provides marine transportation services to the energy industry through a fleet of offshore support vessels serving every major offshore energy industry market in the world.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning GulfMark and the proposed transaction between Tidewater and GulfMark. The unfolding of future economic or business developments may happen in a way not as anticipated or projected by GulfMark and may involve numerous risks and uncertainties that may cause actual achievement of any forecasted results to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of GulfMark, include, without limitation, the proposed transaction and the anticipated synergies with respect to the combination of Tidewater and GulfMark; fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; customer actions including changes in capital spending for offshore exploration, development and production and changes in demands for different vessel specifications; acts of terrorism and piracy; the impact of potential information technology, cybersecurity or data security breaches; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, especially in higher political risk countries where we operate; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in law, economic and global financial market conditions, including the effect of enactment of U.S. tax reform or other tax law changes, trade policy and tariffs, interest and foreign currency exchange rate volatility, commodity and equity prices and the value of financial assets; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risk factors, other factors that are described in “Forward-Looking Statements,” as well as other information contained in GulfMark’s Form 10-K’s and 10-Q’s and the Joint Proxy Statement/Prospectus.

Although GulfMark believes the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the transaction in a timely manner or at all; satisfaction of the conditions precedent to consummation of the transaction, including the ability to secure regulatory approvals in a timely manner or at all, and approval by either company’s stockholders; the possibility of litigation (including related to the transaction itself); Tidewater’s and GulfMark’s ability to successfully integrate their operations, technology and employees and realize synergies from the transaction; unknown, underestimated or undisclosed commitments or liabilities; the conditions in the oil and natural gas industry, including a decline in, or the substantial volatility of, oil or natural gas prices, and changes in the combined companies’ customer requirements; and the level of demand for the combined companies’ products and services. GulfMark undertakes no obligation to update any forward-looking statements or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that GulfMark becomes aware of, after the date of this communication.

Additional Information and Where to Find It

On August 30, 2018, Tidewater Inc. (“Tidewater”) filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (the “Joint Proxy Statement/Prospectus”) which included a preliminary joint proxy statement/prospectus and other documents with respect to the proposed transaction (the “Transaction”) between Tidewater and GulfMark Offshore, Inc. (“GulfMark”). The preliminary Joint Proxy Statement/Prospectus contains important information about the proposed Transaction and related matters. STOCKHOLDERS ARE URGED AND ADVISED TO READ THE FORM S-4, INCLUDING THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS FILED WITH THE SEC CAREFULLY AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC (INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS) WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The preliminary Joint Proxy Statement/Prospectus and other relevant materials (when they become available) and any other documents filed by Tidewater or GulfMark with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus from Tidewater by contacting Investor Relations by mail at 6002 Rogerdale Road, Suite 600, Houston, TX, 77072, Attn: Investor Relations, by telephone at +1-713-470-5292, or by going to Tidewater’s Investor Relations page on its corporate web site at www.tdw.com, and from GulfMark by contacting Investor Relations by mail at 842 West Sam Houston Parkway North, Suite 400, Houston, TX, 77024, Attn: Investor Relations, by telephone at +1-713-369-7300, or by going to GulfMark’s Investor Relations page on its corporate web site at www.gulfmark.com.

Participants in the Solicitation

Tidewater, GulfMark and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed Transaction. Information about Tidewater’s directors is set forth in its Transition Report on Form 10-K for the transition period from April 1, 2017 to December 31, 2017, which was filed with the SEC on March 15, 2018 and in the preliminary Joint Proxy Statement/Prospectus on Form S-4 filed by Tidewater with the SEC on August 30, 2018. Information about GulfMark’s directors and executive officers is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on April 2, 2018 and in the preliminary Joint Proxy Statement/Prospectus on Form S-4 filed by Tidewater with the SEC on August 30, 2018. These documents are available free of charge at the SEC’s web site at www.sec.gov, from Tidewater by contacting Investor Relations by mail at 6002 Rogerdale Road, Suite 600, Houston, TX, 77072, Attn: Investor Relations, or by going to Tidewater’s Investor Relations page on its corporate web site at www.tdw.com, and from GulfMark by contacting Investor Relations by mail at 842 West Sam Houston Parkway North, Suite 400, Houston, TX, 77024, Attn: Investor Relations, or by going to GulfMark’s Investor Relations page on its corporate web site at www.gulfmark.com.

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts:

GulfMark Investor Contact:

Sam Rubio

E-mail: Sam.Rubio@GulfMark.Com

(713) 963-9522

GulfMark Media Contact:

Joele Frank, Wilkinson Brimmer Katcher

Kelly Sullivan / Jamie Moser

(212) 355-4449